UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2021

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 478-7808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has entered into an updated form of indemnification agreement with its directors and executive officers. The form of indemnification agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on June 10, 2021, the stockholders considered and approved four proposals, each of which is described in more detail in the Company’s 2021 definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021 for the Annual Meeting of Stockholders.

The results detailed below represent the final voting results as certified by the Inspector of Elections:

Proposal 1

The stockholders elected the following seven directors to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Howard G. Berger, M.D.	38,767,412	1,027,337	6,556,021 (total)
Christine N. Gordon	37,189,966	2,604,783
Laura P. Jacobs	38,063,406	1,731,343
Lawrence L. Levitt	37,760,975	2,033,774
Gregory E. Spurlock	39,630,116	164,633
David L. Swartz	37,384,199	2,410,550
Ruth V. Wilson	37,214,539	2,580,210

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved based on the following votes:

For	Against	Abstentions
46,134,982	203,468	12,320

Proposal 3

The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers disclosed in the Company’s 2021 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
38,083,103	1,694,793	16,853	6,556,021

Proposal 4

The proposal to approve the amendment and restatement of the Equity Incentive Plan, as described in the Company’s 2021 definitive proxy statement, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
36,972,960	2,792,822	28,967	6,556,021

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Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Form of Indemnification Agreement between the Company and each of its officers and directors
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2021	RadNet, Inc.

	By:	/s/ David J. Katz
	Name:	David J. Katz
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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